Exhibit 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: May 25, 2004
For Collection Period: April, 2004
For Determination Date: May 17, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	39,267,306.44	40,650,000.00	65,812,508.00	6,053	145,729,814.44	145,729,814.44
(C) Collections (Regular Payments)	0.00	2,061,744.12	0.00	0.00	N/A	2,061,744.12	2,061,744.12
(D) Withdrawal from Payahead (Principal)	0.00	33,705.32	0.00	0.00	N/A	33,705.32	33,705.32
(E) Collections (Principal Payoffs)	0.00	3,151,406.16	0.00	0.00	152	3,151,406.16	3,151,406.16
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	263,958.40	0.00	0.00	11	263,958.40	263,958.40
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	33,756,492.44	40,650,000.00	65,812,508.00	5,890	140,219,000.44	140,219,000.44
(J) Certificate Factor	0.000000%	53.988792%	100.000000%	100.000000%	80.519481%	72.544264%	72.544264%
Notional Principal Balance: Class I
(K) Beginning							108,537,762.00
(L) Reduction							4,840,237.00
(M) Ending							103,697,525.00
Notional Principal Balance: Companion Component
(N) Beginning							37,192,052.44
(O) Reduction							670,577.00
(P) Ending							36,521,475.44

B. CASH FLOW RECONCILIATION	TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	6,263,482.96
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	5,789.98
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
1) allocable to principal	33,705.32
2) allocable to interest	0.00
(D) ADVANCES	0.00
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	139,961.50
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	6,442,939.76

C. TRUSTEE DISTRIBUTION	TOTAL
(A) TOTAL CASH FLOW	6,442,939.76
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee (not to exceed $20,000)	1,833.33
(D) UNRECOVERED INTEREST ADVANCES	0.00
(E) SERVICING FEE (DUE AND UNPAID)	121,441.51
(F) Standby Servicing Fee (not to exceed $50,000)	5,464.87
(G) Owner Trustee Fee (not to exceed $25,000)	0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	55,955.91
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	82,316.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	188,662.52
(L) Interest to “I” Certificate Holders, including Overdue	131,149.80
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	5,510,814.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	40,897.21
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(Y) Additional Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	0.00

(W) EXCESS YIELD	304,404.36

BALANCE	0.00

D. SPREAD ACCOUNT	SPREAD
ACCOUNT
(A) BEGINNING BALANCE	7,188,082.57
(B) ADDITIONS TO SPREAD AMOUNT	304,404.36
(C) INTEREST EARNED	5,002.68
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	630,240.92
(H) ENDING BALANCE	6,867,248.69

(I) REQUIRED BALANCE	6,309,855.02

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	557,393.67

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: May 25, 2004
For Collection Period: April, 2004
For Determination Date: May 17, 2004

E. CURRENT RECEIVABLES DELINQUENCY
	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	10	267,999.23
(B) 61-90	4	103,215.15

(C) TOTAL	14	371,214.38
(D) 90+ days	3	88,524.12

F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	9	223,855.02
(B) AGGREGATE REPOSSESSIONS	69	1,765,452.10
(C) UNLIQUIDATED REPOSSESSIONS	11	288,657.58

G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE		39,597.98
(B) DEPOSIT		0.00
(C) WITHDRAWAL		33,705.32

(D) ENDING BALANCE		5,892.66

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	371,214.38	140,219,000.44	0.2647%
(B) 1ST PREVIOUS	470,969.53	145,729,814.44	0.3232%
(C) 2ND PREVIOUS	223,641.02	151,889,631.36	0.1472%

(D) THREE MONTH ROLLING AVERAGE	355,274.98	145,946,148.75	0.2451%

	MONTH	ORIGINAL POOL
I. CUMULATIVE DEFAULT RATE	BALANCE	BALANCE	Default Rate %
(A) Defaulted Receivables (Current Period)	248,382.76
(B) Cumulative Defaulted Receivables (Prior Month)	1,609,951.49
(C) Cumulative Defaulted Receivables (Current Month)	1,858,334.25	193,287,508.00	0.96%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	263,958.40
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	139,961.50
(E) Prior Period Adjustment	—
(F) Net Losses current period	123,996.90
(G) Prior Period cumulative net losses	792,651.53
(H) Cumulative Net Losses (current period)	916,648.43	193,287,508.00	0.47%
(I) Total Defaults	248,382.76
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	124,191.38
(K) Cumulative net losses including 50% of defaults	1,040,839.81	193,287,508.00	0.54%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	259,283.69	140,219,000.44	0.18%

L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		2,870,782.82	5,323
(B) Total Payments (Current Month)		6,403,444.46	6,118
(C) Lockbox Payment Percentage			87.01%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			34,465
(C) Monthly BVAC net worth (at least $20MM)			62,193

N. WAC-Weighted Average Coupon			8.6368%

O. WAM-Weighted Average Maturity			67.09

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Acceptance Corp		Bay View Acceptance Corp